                                 Exhibit 10.27

            AGREEMENT FOR VIDEOCONFERENCING EQUIPMENT AND SERVICES

         THIS AGREEMENT FOR VIDEO CONFERENCING EQUIPMENT AND SERVICES (this "Agreement") is entered into between the GTE Telephone Operating Companies listed in Exhibit 1 (individually and collectively "GTE"), and ACT Videoconferencing, Inc. ("ACT") and is effective on October 1, 1998 (the "Effective Date").

         WHEREAS, GTE provides multipoint videoconferencing bridging service and sells videoconferencing equipment; and

          WHEREAS, GTE desires to exit the videoconferencing service business, but will maintain its business of selling videoconferencing equipment; and

         WHEREAS, ACT also provides videoconferencing bridging service, and is willing to purchase certain videoconferencing service equipment from GTE and to provide ACT's videoconferencing service to GTE customers; and

         WHEREAS, GTE and ACT desire to support each other in the marketing of videoconferencing services and products.

              In consideration of the mutual promises set forth below, the parties hereby agree:

 1.      PURCHASE OF EQUIPMENT:

         1.1   GTE will sell, and ACT will purchase, the equipment listed in
               Exhibit 2. This includes a transfer of licenses to any software that is installed on the equipment and is related to operation of the equipment, and all user's manuals and other documentation.

         1.2 The parties will coordinate on the disconnection and removal of the equipment, and on delivery of the items to ACT. GTE will invoice ACT for its shipping costs associated with shipping equipment to locations designated by ACT.

         1.3 The equipment, to include installed software, is sold in an "as-is" condition.

         1.4 No network services are provided as part of this transaction. ACT is responsible for securing its own telecommunications services.

         1.5 The purchase price is $625,000 to be paid in a combination of cash and services, as follows:

               Within 30 days of the Effective Date:

          ACT will record a liability to GTE of $93,333.00 effective 30 days from the Effective Date. Payment of this liability will be made in quarterly installments of $23,333.25, with the first installment paid 30 days from the Effective Date. ACT will also pay interest at the rate of 7% per annum on the unpaid balance of the liability.

          1,000 hours of bridging service, valued for this transaction at $45,000. ACT will provide GTE with coupons for this service for GTE to provide to customers who can, in turn, use the coupons to pay for bridging service obtained from ACT. The coupons will be valid for bridging service for a period of two years from the date of contract signing. The coupons will be in a form that is mutually agreeable, and will be supplied within 30 days of the Effective Date.

          $300,000 in bridging service that GTE may use at its discretion over a period of two years from the date of contract signing. For purposes of using this $300.000, ACT will make this service available to GTE at a price of $45.00 per hour per port and at ACT's standard pricing for related services. The parties will jointly agree upon procedures for tracking and accounting for use of the bridging service. Unless otherwise agreed subsequently, any unused amount shall expire on the second year anniversary of the Effective Date.

     At the first year anniversary of the Effective Date:

          Cash Payment Of $93,333.00

     At the second year anniversary of the Effective Date:

          Cash payment of $93,333.00.

1.6 GTE will invoice ACT for the cash amounts noted in the preceding subsection. Payments are due as stated above.

1.7 The parties believe that this sale qualifies as an occasional or incidental sale that is not subject to sales tax in the states where the transactions will take place. Should there be a sales tax in one or more of these states, however, ACT agrees to pay the applicable amount upon invoice by GTE. For purposes of determining such sales tax, and for filing of any tax returns, the parties agree that all of the $625,000 sales price shall be allocated to the equipment in accordance with the allocation shown in
     Exhibit 2.

1.8 GTE represents and warrants that it has good and marketable title to the listed equipment, and that the equipment is free of any liens or other encumbrances, other than as may be made by GTE pending payment in full by ACT in accordance with the schedule set out above.

 2.  BUSINESS RELATIONSHIP:

     2.1 Upon contract signing, GTE will, in an orderly transition, close down its current provision of multi-point videoconferencing service. GTE agrees that, for a period of 18 months from the Effective Date, GTE will not offer any new service of this nature. GTE will remain in the business of providing videoconferencing endpoint or customer premises equipment.

     2.2 ACT will be GTE's preferred provider of videoconferencing service. GTE will refer existing and new videoconferencing service customers to ACT, and will actively support the marketing of ACT to its existing clients and prospects.

     2.3 ACT agrees to accept customer referrals from GTE and to offer them ACT's videoconferencing service.

     2.4 In consideration for GTE's referral of videoconferencing service customers, ACT will pay GTE a commission of 10% of the first year's gross revenue it receives for videoconferencing service from customers serviced through referrals or sales leads from GTE. This commission excludes existing base and transport. This commission will be paid on a quarterly basis. The parties will work together to develop procedures to track customer referrals and to administer commission payments.

     2.5 In lieu of the 10% commission set out in the previous subsection, ACT and GTE will determine a commission to be paid on large volume accounts, defined as videoconferencing service customers who qualify for ACT's highest tier of discounted pricing, on a case-by-case basis. The parties will similarly negotiate an appropriate commission or other compensation for GTE referral or assistance to ACT in securing videoconferencing service business through customer requests for proposals or other competitive bidding opportunities.

     2.6 ACT will establish and dedicate an overlay staff of 3 representatives to work directly on GTE customer leads and RFP opportunities. Additional sales staff members will be added as revenue opportunities dictate.

     2.7 ACT agrees not to use customer lists provided by GTE or sales leads for videoconferencing service referred by GTE for purpose of selling video conferencing equipment to the customer. ACT's dedicated overlay staff will not sell videoconferencing equipment. In managing an account of a customer that was referred to ACT by GTE, ACT will refer customer requests and interest in videoconferencing equipment to GTE.

     2.8 ACT will support GTE's sales of videoconferencing equipment by providing GTE with 10 port hours of videoconferencing service per month at no charge, for GTE's use to demonstrate videoconferencing at GTE's Technology Solution Centers and at trade shows. This no-charge videoconferencing service is in addition to the provision of videoconferencing service set out in Section 1.5, above. ACT will bill GTE for videoconferencing service used for demonstrations in excess of 10 hours per month at the rate of $45.00 per hour. GTE may use the $300,000 set out in Section 1.5, above, to pay for the additional usage.

     2.9 ACT will work directly with GTE to support all video related activity at the Technology Solution Centers and to support GTE's sales of videoconferencing equipment. ACT agrees to establish promotions and sales incentives. ACT will arrange for applications training to be conducted for GTE account managers and sales representatives on an ongoing basis with industry experts introducing new and innovative uses for videoconferencing and network sales. ACT will work with GTE to develop packages for bundling bridging services and videoconferencing equipment sales, and will develop a program that will allow GTE to package equipment, bridging and network sales.

     2.10 ACT shall maintain and keep current records of the videoconferencing service business it provides to customers obtained through leads or referrals provided by GTE.

 3.  TRANSITION STEPS

     3.1 Within 30 days of the Effective Date, ACT and GTE shall, in coordination with each other, develop transition plans to accomplish an orderly transfer of current GTE videoconferencing service customers to ACT. The plans will include procedures and schedules for referral of customers to ACT and for establishment of service arrangements for those customers.

     3.2 ACT will use its best efforts to have the capability in place to provide videoconferencing service to former GTE customers within 30 days of the Effective Date.

     3.3 The parties will use their best efforts to complete all equipment transfers within 90 days of the Effective Date, and commit to having the process entirely accomplished no later than 120 days after the Effective Date. GTE will assist ACT in contacting the suppliers of the equipment, related software and maintenance, as may be required for continued supplier support and proper transfer of any software licenses.

     3.4 Within 45 days of the Effective Date, ACT will provide GTE with sales and service literature and other information as appropriate for GTE account representatives to use to inform GTE customers about the transition and the services that are available from ACT.

     3.5 The parties will develop a joint press release that describes their relationship and the activities described in this Agreement.

 4.  TERM AND TERMINATION:

     4.1 This Agreement shall remain in effect, unless earlier terminated as provided below, for an initial term of 3 years from the Effective Date.

     4.2 Either party may terminate this Agreement in the event of a default by the other party (meaning failure to perform a material obligation or violation of a material term or condition of this Agreement), provided, however, that the non-defaulting party notifies the other in writing of the alleged default, and the defaulting party does not cure the default within thirty (30) calendar days of receipt of the notice.

     4.3 Either party may terminate this agreement by written notice if the other party admits insolvency, makes an assignment for the benefit of creditors, files for bankruptcy or has a trustee appointed over all or a substantial part of its assets.

     4.4 After two years from the Effective Date, either party may terminate this agreement upon 90 days written notice to the other.

5. LIABILITY UPON TERMINATION: Termination of this Agreement, or any part hereof, for any cause shall not release either party from any liability which at the time of termination had already accrued to the other party or which thereafter accrues to any act or omission occurring prior to the termination or from an obligation which is expressly stated in this Agreement to survive termination. Termination of this Agreement shall not terminate GTE's right to receive, nor ACT's obligation to pay, the commissions for sales leads and referrals as described in section 2, above.

6. NATURE OF RELATIONSHIP: No agency, joint venture or partnership, relationship is created by this Agreement. The parties shall not characterize their relationship as being any form of agency, joint venture or partnership. Each party shall perform its respective obligations as set out in this Agreement and shall not be an agent or partner of the other. Neither party shall have any authority to bind or to act on behalf of the other except as specifically set out in this Agreement.

7. SUBCONTRACTORS: ACT may use subcontractors to perform part or all of the services described in this Agreement but shall remain responsible for the obligations assumed by ACT in this Agreement.

8. EXCLUSIVITY: This Agreement does not establish an exclusive relationship between the parties with respect to the provision of services described herein.

9. TRADEMARKS: Nothing in this Agreement shall grant, suggest or imply any authority for one party to use the name, trademarks, service marks, or trade names of the other for any purpose whatsoever.

10. MARKETING MATERIALS: Each party agrees to submit to the other, for written approval prior to any use, all advertising, sales promotion, press releases and other publicity matters relating to marketing of the services described in this agreement, when the other party's name or trademarks are used in the marketing materials. Each party agrees not to publish or use such advertising, sales promotions, press releases, or publicity matters without such prior written approval. Any approval required under this Section shall not be unreasonably withheld or delayed.

11. PUBLICITY: Any news release, public announcement, advertising or any form of publicity pertaining to this Agreement, provision of services pursuant to it, or association of the parties with respect to the subject of this Agreement shall be subject to prior written approval of both parties.

12. RIGHT TO AUDIT: GTE may, at its expense, audit ACT's books and records for the purpose of verifying the accuracy of the commission amounts paid by ACT as described in section 2, above. Such audit must be made by a certified public accountant or certified public accounting firm, during ACT's regular business hours, and upon at least 30 day's written notice. Such an audit may be conducted no more than two times in any calendar year. GTE may conduct a final audit no later than 12 months following termination of this Agreement. This audit right shall extend to the books and records of any subcontractors use by ACT in performance of this Agreement. In making any subcontractor agreements, ACT shall obtain for GTE a right to conduct these audits.

13.  RESOLUTION OF DISPUTES:

     13.1 The parties desire to resolve disputes arising out of this Agreement without litigation. Accordingly, except for action seeking a temporary restraining order or an injunction related to the purposes of this Agreement, or suit to compel compliance with this dispute resolution process, the parties agree to use the following dispute resolution procedure as their sole remedy with respect to any controversy or claim arising out of or relating to this Agreement or its breach.

     13.2 At the written request of a party, each party will appoint a knowledgeable, responsible representative to meet and negotiate in good faith to resolve any dispute arising under this Agreement. The parties intend that these negotiations be conducted by non-attorney, business representatives. The location, format frequency, duration, and conclusion of these discussions shall be left to the discretion of the representatives. Upon agreement, the representatives may utilize other alternative dispute resolution procedures such as mediation to assist in the negotiations. Discussions and correspondence among the representatives for purposes of these negotiations shall be treated as confidential information developed for purposes of settlement, exempt from discovery and production, which shall not be admissible in the arbitration described below or in any lawsuit without the concurrence of all parties. Documents identified in or provided with such communications, which are not prepared for purposes of the negotiations, are not so exempted and may, if otherwise admissible, be admitted in evidence in the arbitration or lawsuit

     13. 3 If the negotiations do not resolve the dispute within sixty (60) days of the initial written request, the dispute shall be submitted to binding arbitration by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association, as modified by this subsection. A party may demand such arbitration in accordance with the procedures set out in those rules. Discovery shall be controlled by the arbitrator and shall be permitted to the extent set out in this section. Each party may submit in writing to a party, and that party shall so respond to, a maximum of any combination of thirty-five (35) (none of which may have subparts) of the following: interrogatories, demands to produce documents, or requests for admission. Each party is also entitled to take the oral deposition of one individual of another party. Additional discovery may be permitted upon mutual agreement of the parties. The arbitration hearing shall be commenced within sixty
            (60) days of the demand for arbitration. The arbitration shall be held in a mutually agreeable location, but if the parties cannot agree on a location, the arbitration will be held in Dallas, Texas. The arbitrator shall control the scheduling so as to process the matter expeditiously. The parties may submit written briefs. The arbitrator shall rule on the dispute by issuing a written opinion within thirty (30) days after the close of hearings. The arbitrator shall have no power or authority to make awards or issue orders of any kind except as permitted by this Agreement and substantive law, and in no event shall the arbitrator have the authority to make any award that provides for punitive or exemplary damages. The arbitrator's decision shall follow the plain meaning of this Agreement and the relevant documents. The times specified in this section may be extended upon mutual agreement of the parties or by the arbitrator upon a showing of good cause. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

     13.4 Each party shall bear its own costs of these procedures. The parties shall equally split the fees of the arbitration and the arbitrator.

 14. NO OTHER WARRANTIES: EXCEPT AS SPECIFICALLY STATED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTY TO THE OTHER WITH RESPECT TO ANY EQUIPMENT, PRODUCT OR SERVICE. EACH PARTY DISCLAIMS ANY OTHER WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH

     RESPECT TO ALL EQUIPMENT, PRODUCTS AND SERVICES TO BE SUPPLIED BY EITHER PARTY TO THE OTHER.

15. LIMITATION OF LIABILITY: WITH RESPECT TO CLAIMS ARISING OUT OF THIS AGREEMENT, EITHER PARTY'S LIABILITY, WHETHER IN CONTRACT, TORT OR OTHERWISE, SHALL BE LIMITED TO DIRECT DAMAGES, AND NEITHER PARTY SHALL BE LIABLE FOR INCIDENTAL, CONSEQUENTIAL, OR SPECIAL DAMAGES, NOTWITHSTANDING THEIR FORESEEABILITY OR DISCLOSURE BY ONE PARTY TO THE OTHER.

16.  INDEMNIFICATION:

     16.1 Each party agrees to indemnify, defend and hold the other harmless from all losses, claims, demands, damages, expenses, suits or other actions, or any liability whatsoever, including, but not limited to costs and attorney's fees, brought against the indemnified party for any bodily injury, including death, or damage to property proximately caused by the indemnifying party arising out of performance under this Agreement.

     16. 2 The indemnified party agrees to notify the other party promptly, in writing, of any written claims, lawsuits, or demands for which it is claimed that the indemnifying party is responsible under this Section and to cooperate in every reasonable way to facilitate defense or settlement of claims. The indemnifying party shall have complete control over defense of the case and over the terms of any proposed settlement or compromise thereof. The indemnifying party shall not be liable under this Section for settlement by the indemnified party of any claim, lawsuit, or demand, if the indemnifying party has not approved the settlement in advance, unless the indemnifying party has had the defense of the claim, lawsuit, or demand tendered to it in writing and has failed to assume such defense. In the event of such failure to assume defense, the indemnifying party shall be liable for any reasonable settlement made by the indemnified party without approval of the indemnifying party.

17. COMPLIANCE WITH LAW: The parties shall comply with all federal, state and local laws and regulations applicable to their performance as described in this Agreement.

18. DELAYED PERFORMANCE: If performance of this Agreement is prevented, restricted or interfered with by reason of acts of God, wars, revolution, civil commotion, acts of public enemy, embargo, acts of government in its sovereign capacity, labor difficulties, including without limitation, strikes, slowdowns, picketing or boycotts, or any other circumstances beyond the reasonable control and not involving any fault or negligence of the party affected, the party affected, upon giving prompt notice to the other party, shall be excused from such performance on a day-to-day basis during the continuance of such prevention, restriction, or interference (and the other party shall likewise be excused from performance of its obligations on a day-to-day basis during the same period), provided, however, that the party so affected shall use its best reasonable efforts to avoid or remove such causes of nonperformance and both parties shall proceed immediately with the performance of their obligations under this Agreement whenever such causes are removed or cease. If force majeure condition continues for more than 30 days, then the party affected may terminate this Agreement upon 15 calendar days notice to the other.

19. INDEPENDENT CONTRACTORS: The persons provided by each party shall be solely that party's employees and shall be under the sole and exclusive direction and control of that party. They shall not be considered employees of the other party for any purpose. Each party shall remain an independent contractor with respect to the other and shall be responsible for compliance with all laws, rules and regulations involving, but not limited to, employment of labor, hours of labor, health and safety, working conditions and payment of wages. Each party shall also be responsible for payment of taxes, including federal, state and municipal taxes, chargeable or assessed with respect to its employees, such as Social Security, unemployment, workers compensation, disability insurance, and federal and state withholding. Each party shall indemnify the other for any loss, damage, liability, claim, demand, or penalty that may be sustained by reason of its failure to comply with this provision.

20.  PROPRIETARY INFORMATION:

     20.1 All business information and materials containing business information provided by one Party to the other, including, but not limited to lists of present or prospective customers, customer requirements, methods of operation, management information reports, pricing policies and price lists, contracts with customers, business plans and strategies, and similar information, whether provided in writing or orally, and other written materials that are marked as proprietary or confidential, shall be Confidential Information under this Agreement. Such Confidential Information is and shall remain the exclusive property of originating party. The receiving party shall keep such Confidential Information confidential and shall retain it in strictest confidence. Such Confidential Information may be disclosed only to those employees of a party who have a need to know the Confidential Information in order to perform services pursuant to this Agreement. Confidential Information may not be disclosed to any other person or entity without the advance written consent of the originating party. The receiving party shall use confidential information only for purposes related to this Agreement.

     20.2 The foregoing obligations shall not apply to any Confidential Information lawfully in a party's possession prior to its acquisition from the disclosing party; that was received in good faith from a third party not subject to any confidential obligation to the originating party; that was independently developed without benefit of disclosures made pursuant to this Agreement; or that now is or later becomes publicly known through no breach of confidential obligation by the disclosing party.

     20.3 If a party receives a request to disclose any Confidential Information (whether pursuant to a valid and effective subpoena, an order issued by a court or other governmental authority of competent jurisdiction or otherwise) on advice of legal counsel that disclosure is required under applicable law, the party receiving the request agrees that prior to disclosing any information, it shall (i) notify the other party of the existence and terms of such request or advice, (ii) cooperate with the other party in taking legally available steps to resist or narrow any such request or to otherwise eliminate the need for such disclosure, if requested to do so by the other party, and
          (iii) if disclosure is required, use its best efforts to obtain a protective order or other reliable assurance that confidential treatment will be afforded to such portion of the Confidential Information as is required to be disclosed.

     20.4 The specific terms of this Agreement, but not the general nature or the existence of this Agreement or the services provided by the parties, shall be confidential Information. Each party agrees not to provide copies of this Agreement, or otherwise disclose the specific terms of this Agreement, to any third party without the prior written consent of the other party; provided, however, that either party may, without obtaining the other's consent, provide copies or make disclosures to prospective purchasers of the business of that party and to affiliates of the party. Filings with the SEC, if clearly required, are not covered by this section.

     20.5 The obligation of confidentiality and use with respect to Confidential Information shall survive for a period of two years after termination of this Agreement.

21. LIMITATION ON ACTIONS: Except for indemnification related cause of action, no action or demand for arbitration arising out of this Agreement may be brought by a party more than two years after the cause of action has accrued. The parties waive the right to invoke any different limitation on the bringing of actions under state law.

22. ASSIGNMENT: Neither party may assign this Agreement without the other party's written consent, except that either party may assign this Agreement to an affiliate or successor (whether by Sale, merger, reorganization or consolidation) without consent, but with prior written notification.

23. SUCCESSORS: This Agreement shall be binding on and inure to the benefit of the respective successors and permitted assigns of the parties.

24. NOTICES: Notices required by this Agreement shall be in writing and shall be sent by a method that obtains a written receipt. Notices shall be sent to the following addresses until such addresses are changed by written notice.

     To GTE:

     GTE Network Services
     Attn:  David Walsh  HQW03G66
     700 Hidden Ridge
     Irving, TX  75038
     Fax (972) 718-0048

     To ACT:

     ACT Videoconferencing, Inc.
     Attn:  Emily Magrish
     1526 Cole Boulevard, Suite 300
     Golden, CO  80401-3304
     Fax (303) 232-6420

25. GOVERNING LAW: This Agreement is to be governed and construed according to the laws of the State of Texas.

26. NO WAIVER: Either party's failure to enforce any of the provisions of this Agreement, or to exercise any right or option is not a waiver of any such provision, right, or option, and shall not affect the validity of this Agreement.

27. SURVIVABILITY: If any provision of this Agreement is held by a court, arbitrator or governmental agency of competent jurisdiction to be unenforceable, the rest of the Agreement shall remain in full force and effect and shall not be affected unless removal of that provision results, in the opinion of either party, in a material change to this Agreement. If a material change as described in this paragraph occurs as a result of action by a court, arbitrator or governmental agency, the parties shall negotiate in good faith for replacement language. If replacement language cannot be agreed upon within a reasonable period, either party may terminate this Agreement without penalty or liability for such termination upon written notice to the other party.

28. HEADINGS: The section headings and titles of this Agreement are for convenience only and shall not be considered in its interpretation.

29. CONSENT: When consent, approval or mutual agreement is required of a party, it shall not be unreasonably withheld or delayed.

30. NO THIRD PARTY RIGHTS: This Agreement does not provide and shall not be construed to provide third parties with any remedy, claim, liability, reimbursement, cause of action, or other right or privilege.

31. ENTIRE AGREEMENT: This Agreement, including exhibits, constitutes the entire agreement of the parties pertaining to the subject matter herein and supersedes all prior agreements, negotiations, and representations, whether written or oral, concerning such subject matter. No representations or warranties express or implied, have been made or relied upon in the making of this Agreement other than those specifically contained in this Agreement.

IN WITNESS WHEREOF, the Parties have entered into this Agreement effective on the date specified above.


GTE TELEPHONE OPERATING COMPANIES LISTED IN EXHIBIT 1

By:     /s/ Richard G. Martin
        -----------------------

Name:   Richard G. Martin
        -----------------------

Title:  V.P./G.M. - Field Sales
        -----------------------



ACT VIDEOCONFERENCING, INC.

By:     /s/ Gene Warren
        -----------------------

Name:   Gene Warren
        -----------------------

Title:  Managing Director
        -----------------------

                                   EXHIBIT 1

                       GTE Telephone Operating Companies

GTE Alaska Incorporated
GTE Arkansas Incorporated
GTE California Incorporated
GTE Florida Incorporated
GTE Hawaiian Telephone Company Incorporated
GTE Midwest Incorporated
GTE North Incorporated
GTE Northwest Incorporated
GTE South Incorporated
GTE Southwest Incorporated
Contel of Minnesota, inc. d/b/a GTE Minnesota
Contel of the South, Inc.
     d/b/a GTE Systems of the South,
     d/b/a GTE Systems of Indiana,
     d/b/a GTE Systems of Michigan

                                  EXHIBIT 2
                                EQUIPMENT LIST

Dallas Operations

                                      SERIAL
 EQUIPMENT                            NUMBER          SALES PRICE
-----------------------------------------------------------------
 Ascend Max                           4070061
 PTel Concord 4500                    451174
 VTel LC                              65004211
 HP Vectra P90 w/Intel Prshe          US61162922

 ALLOCATED SALES PRICE                                   26,899
 SELLING COMPANY: GTE SOUTHWEST INCORPORATED

 IRVING MAIN CO, TEXAS

                                      SERIAL
 EQUIPMENT                            NUMBER          SALES PRICE
-----------------------------------------------------------------
 PTel MCU 1                           D97498
 PTel MCU 2                           B113570
 PTel MCU 3                           B110117
 VTEL MCU 1                           70010215
 TELEOS MODEL 200                     EX200117
 Ascend Max 1                         6040353
 Ascend Max 2                         6403331
 General Datacom Modem Shelf
 Motorola Lifestyle 28.8 Modem
 USR 33.6 Modem
 USR 33.6 Modem
 HP Vectra P90
 HP Vectra P90
 HP Vectra P90
 Smart Jacks

ALLOCATED SALES PRICE                                    221,299
SELLING COMPANY:  GTE SOUTHWEST INCORPORATED


West LA Main CO, California

                                      SERIAL
 EQUIPMENT                            NUMBER          SALES PRICE
-----------------------------------------------------------------
 PTel MCU 1                           B128406
 PTel MCU 2                           B128426
 VTel MCU 1                           70010357
 VTel MCU 2                           70010384
 Teleos Model 200                     EX200221
 Ascend Max 1                         6111642
 Ascend Max 2                         6290798
 General Datacom Modem Shelf
 Motorola Lifestyle 28.8 Modem
 USR 33.6 Modem
 USR 33.6 Modem
 HP Vectra P90
 HP Vectra P90
 HP Vectra P90
 Smart Jacks

ALLOCATED SALES PRICE                                    195,482
SELLING COMPANY:  GTE CALIFORNIA INCORPORATED

WESTSIDE MAIN CO, FLORIDA

                                      SERIAL
 EQUIPMENT                            NUMBER          SALES PRICE
-----------------------------------------------------------------
 PTel MCU 1                           B127035
 VTel MCU 1                           70010430
 Teleos Model 200                     EX200217
 Ascend Max 1                         6280420
 General Datacom Modem Shelf
 Motorola Lifestyle 28.8 Modem
 USR 33.6 Modem
 Smart Jacks

 ALLOCATED SALES PRICE                                   106,515
 SELLING COMPANY:  GTE FLORIDA INCORPORATED


 BEAVERTON MAIN CO, OREGON

                                      SERIAL
 EQUIPMENT                            NUMBER          SALES PRICE
-----------------------------------------------------------------
 PTel MCU 1                           B1111882
 Teleos Model 200                     620.067
 General Datacom Modem Shelf
 Motorola Lifestyle 28.8 Modem
 USR 33.6 Modem
 HP Vectra P90
 HP Vectra P90
 Smart Jacks

ALLOCATED SALES PRICE                                    74,805
SELLING COMPANY: GTE NORTHWEST INCORPORATED